UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2018 (December 3, 2018)
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AGNC INVESTMENT CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-34057	26-1701984
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Bethesda Metro Center, 12th Floor
Bethesda, Maryland 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(301) 968-9300

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

By written consent executed as of December 3, 2018, the Board of Directors (the “Board”) of AGNC Investment Corp. (the “Company”) set the number of directors who constitute the Board to six and appointed Donna J. Blank to the Board, effective immediately. Ms. Blank was elected to a term that continues until the Company’s 2019 annual meeting of stockholders and until her successor is duly elected and qualified, or until her earlier death, resignation or removal. Ms. Blank was also elected to the Audit and the Compliance and Corporate Governance Committees of the Board.

Ms. Blank, 57, is a finance executive with over 30 years of financial and operational experience, primarily in financial services. From 2015 through 2016, she was Chief Financial Officer at ZAIS Group, LLC, an alternative asset manager.  At ZAIS, Ms. Blank also served as the Chief Financial Officer of its externally managed public residential mortgage REIT and its public holding company.  Prior to her role at ZAIS, she served from 2008 until 2013 as Chief Financial Officer and Executive Vice President at NFP Corp., a publicly traded insurance brokerage. From early 2003 to 2008, Ms. Blank was Chief Financial Officer at Financial Guaranty Insurance Company, both before and subsequent to its sale by GE Capital to an investor group in late 2003.  Ms. Blank holds an MBA in Finance and a Master of International Affairs, both from Columbia University. She currently serves as an Independent Director and member of the Audit Committee at American Enterprise Mutual Holding Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGNC INVESTMENT CORP.

Dated: December 3, 2018	By:	/s/ Kenneth L. Pollack
Kenneth L. Pollack
Senior Vice President, General Counsel and Secretary